EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual report on Form 10-KSB/A of ATEL Cash Distribution Fund VI, LP, (the “Partnership”) for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Paritosh K. Choksi, Executive Vice President and Chief Financial and Operating Officer of ATEL Financial Services, LLC, General Partner of the Partnership, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.
Date: February 15, 2006

/s/ Paritosh K. Choksi Paritosh K. Choksi
Executive Vice President and Chief Financial and Operating Officer of
ATEL Financial Services, LLC (General Partner)

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